Exhibit 99.1


                                  OPEN MEETING
                                   MEMORANDUM                     RECEIVED
TO: THE COMMISSION                                          2002 N0V 14 P 4:37
                                                            AZ CORP COMMISSION
FROM: Utilities Division                                    DOCUMENT CONTROL

DATE: November 14, 2002

RE:  IN THE MATTER OF THE APPLICATION OF ARIZONA PUBLIC SERVICE CO.
     FOR A WAIVER OF ARIZONA ADMINISTRATIVE CODE R14-2-804(B)(1) AND (2) (DOCKET NO. E-01345A-02-0840)

     On November 8, 2002, Arizona Public Service Co. ("APS" or "Company") filed an application for a waiver of Arizona Administrative Code ("A.A.C.")
R14-2-804(B)(1) and (2) (the "Rules"). Specifically, APS seeks to make short-term advances of funds to its parent, Pinnacle West Capital Corporation ("Pinnacle West"), or to make short-term guarantees of Pinnacle West's debt, as more fully described below.

     The financing statutes would allow APS to execute this transaction without Commission approval but for Rule 804, one of the Commission's affiliated interests rules. Those rules state in relevant part:

     R14-2-804.  Commission Review of Transactions  Between Public Utilities and
          Affiliates
          B. A utility will not consummate the following transactions without prior approval by the Commission:
          1. Obtain a financial interest in any affiliate not regulated by the Commission; or guarantee, or assume the liabilities of such affiliate;
          2. Lend to any affiliate not regulated by the Commission, with the exception of short-term loans for a period less than 12 months in an amount less than $100,000...(1)

     and

     R14-2-806. Waiver from the Provisions of this Article
     A. The Commission may waive compliance with any of the provisions of this Article upon a finding that such waiver is in the public interest.

     (1) Rules 804 and 806 were adopted in 1990 as part of the Commission's affiliated interest rules. The Commission stayed these rules shortly after their adoption in anticipation of litigation. In 1992, the Arizona Supreme Court issued an opinion upholding the Commission's authority to adopt the rules. Shortly thereafter, the Commission lifted the stay. See Decision No. 58063 (November 3, 1992). The Commission, however, did not completely lift the stay, so portions of Rule 804 are still subject to a partial stay. For purposes of this case, the relevant portions of Rule 804(b)(1) have not been stayed. Decision No. 58063 at 4. By contrast, relevant portions of Rule 804(b)(2) may be subject to the partial stay. Decision No. 58063 at 5.

THE COMMISSION
November 14, 2002
Page 2

The full text of rules 804 and 806 is set forth in Exhibit 1.

     APS intends to loan Pinnacle West up to an aggregate principle amount of $125,000,000 for a period of up to 364 days ("Backup Line of Credit") or to guarantee Pinnacle West debt up to an aggregate principle amount of $125,000,000 ("Interim Guarantee") for the same period. APS wants to undertake these obligations because Pinnacle West recently lost the ability to renew a $125,000,000 364-day bank facility ("Bank Facility") that was used to support Pinnacle West's commercial paper program. The Bank Facility expires November 29, 2002. The commercial paper program funds Pinnacle West's ongoing operations. Commercial paper programs-are-normally backed by some form of credit, such as the expiring Bank Facility, and loss of such backup would normally result in loss of an ability to sell commercial paper in the same amount. Staff confirmed that Pinnacle West is expected to suffer liquidity problems if it was unable to access its full commercial paper program, including the $125,000,000 commercial paper or similar program. -Pinnacle West needs the credit facility or a similar-cash source to manage its cash flows over the next year. Without access to these or similar sources, Pinnacle West's cash flow will likely become negative relatively soon.

     The application states that the Backup Line of Credit or Interim Guarantee is necessary to stabilize the financial condition of Pinnacle West and its affiliates and to avoid rating downgrades. On November 4, 2002, Standard & Poor's Ratings Services ("S&P") lowered APS' corporate credit rating to BBB from BBB+. The downgrade was the result of S&P's consolidating the ratings of APS and Pinnacle West because of a lack of regulatory insulation between the two entities.

     APS' application asserts that it will not be required to borrow funds to finance either the Backup Line of Credit or the Interim Guarantee and that neither would result in a loss of APS' overall credit quality or debt rating or in any manner adversely affect APS customers. The application further indicates that APS would avoid further deleterious financial consequences through Pinnacle West if the application was granted and APS was allowed to support its parent through the Backup Line of Credit or the Interim Guarantee.

     APS asserts that "it is making this emergency request to address a deteriorating financial situation arising from the Arizona Corporation Commission's ("Commission") dramatic "reversal of course" on divestiture of generation assets by APS and the necessary integration of APS and Pinnacle West Energy Corporation ("PWEC") generation as called for under the 1999 APS Settlement Agreement and the Commission's Electric Competition Rules." Contrary to APS' assertions, Staff believes that the exigent circumstances are due to market conditions quite apart from any Arizona action. Those market conditions include a reduction in credit extended to the energy industry generally. See
Exhibit 2 for articles on the current credit situation. The article "Energy Industry's Debt Is Long-Term Problem" from THE WALL STREET JOURNAL states that a Standard & Poor's report concludes that a combination of factors makes this one of the worst times in recent history to refinance debt [for the energy industry]. THE WASHINGTON POST article

THE COMMISSION
November 14, 2002
Page 3

"A Shock to the System" reports that "[S]ince July, S&P has downgraded credit ratings on 57 power companies, compared with nine downgrades in the same period a year ago." The article "Electric Industry Hits Credit Crisis" from THE Wall STREET Journal indicates that in the first nine months of 2002 there were 135 credit downgrades of utility holding companies and their subsidiaries. The article states,

     "Utility companies, electric and gas, are carrying big debt loads piled on in the late 1990s as companies prepared for energy industry deregulation. More recently, they have suffered from lower cash flow after wholesale energy prices collapsed. The result is that companies are finding it more difficult and more expensive to roll over debt and to complete costly new generation and transmission projects."

     In Staff's assessment, the situation described by APS presents an exigent circumstance, especially when viewed in the context of the energy sector as a whole. Failing to address the liquidity problem at Pinnacle West could cause significant problems for APS. Because of this risk and because of the attendant turmoil currently surrounding the energy industry, Staff believes that prompt action by the Commission is appropriate. Staff believes that the limited size and duration of the request weighed against the potential harm that could accrue to APS indicates that the waiver is in the public interest.

     Finally, Staff believes that granting this application will preserve the status quo without prejudicing the Commission's ability to evaluate the pending APS financing application. Staffs recommendation to approve this waiver application is not intended to indicate a position regarding the pending financing application in Docket No. E-10345A-02-0707.

     Staff further believes that the lack of regulatory insulation between APS and Pinnacle West has the potential to result in APS suffering further deleterious derivative financial consequences, such as rating downgrades, if Pinnacle West suffered liquidity problems. For these reasons, Staff recommends that the Commission examine methods for improving the regulatory insulation between APS and its affiliates in the pending financing application.

     Staff recommends that APS be granted a waiver of Rule 804(B)(1) and, to the extent necessary, Rule 804(B)(2) subject to the following four conditions:

          (1) The pricing schedule between Pinnacle West and APS for the Backup Line of Credit shall be the existing pricing schedule on the expiring Bank Facility at Level IV status (or Level V if Pinnacle West's ratings fall below either BBB- by S&P or Baa3 by Moody's). Other terms and conditions of the Backup Line of Credit shall be the same as the expiring Bank Facility.

          (2) APS shall acquire a $125,000,000 security interest in certain Pinnacle West Energy Corp. assets.

THE COMMISSION
November 14, 2002
Page 4

          (3) All revenues received by APS pursuant to this authority shall be deferred and accounted for in a manner to allow amortization as a credit to customers in the next rate case.

          (4)  The Commission shall examine methods for improving the regulatory
               insulation   between  APS  and  its  affiliates  in  the  pending
               financing application.

     These conditions are designed to ensure that APS' ratepayers will be adequately protected from any potential risk associated with this transaction.

     Staff recommends approval of the application without a hearing.

     If the Commission does not act on this matter before December 8, 2002, APS' request for a waiver will be granted by operation of law. Accordingly, if the. Commission wishes to set this matter for hearing or to otherwise delay acting upon this application, it will be necessary to suspend it pursuant to A.A.C. R14-2-806(C).


/s/ Ernest G. Johnson

Ernest G. Johnson
Director
Utilities Division

EGJ:JST

ORIGINATOR: John S. Thornton, Jr.

CC: Parties of record, Docket No. E-01345A-02-0707

                                    EXHIBIT 1

                           ARIZONA ADMINISTRATIVE CODE
                               TITLE 14, ARTICLE 8
                        PUBLIC UTILITY HOLDING COMPANIES
                            AND AFFILIATED INTERESTS

                                    EXHIBIT 2

                     NEWS ARTICLES ON ENERGY INDUSTRY CREDIT


1. "Credit Markets, Energy Industry's Debt Is Long-Term Problem," The Wall Street Journal, November 6, 2002

2.   "A Shock to the System," Washington Post, November 12, 2002.
     http://www.washingtonpost.com/ac2/wp-dyn/A40872-2002Nov11?language=printer

3.   "Electric Industry Hits Credit Crisis," Wall Street Journal,
     October 15, 2002

                                    EXHIBIT 3

                           PROPOSED ORDER AND OPINION

                    BEFORE THE ARIZONA CORPORATION COMMISSION

WILLIAM A. MUNDELL
  Chairman
JIM IRVIN
  Commissioner
MARC SPITZER
  Commissioner


IN THE MATTER OF THE EMERGENCY              )        DOCKET NO. E-01345A-02-0840
APPLICATION OF ARIZONA PUBLIC               )
SERVICE COMPANY FOR A PARTIAL               )        DECISION NO. ______________
WAIVER OF A.A.C. R14-2-804(B)(1) AND (2)    )
____________________________________________)        ORDER

Special Open Meeting
November 22, 2002
Phoenix, Arizona

BY THE COMMISSION:

                                FINDINGS OF FACT

     1. On November 8, 2002, Arizona Public Service Co. ("APS" or "Company") filed an application for a waiver of Arizona Administrative Code ("A.A.C.") R14-2-804(B)(1) and (2) (the "Rules"). Specifically, APS seeks to make short-term advances of funds to its parent, Pinnacle West Capital Corporation ("Pinnacle West"), or to make short-term guarantees of Pinnacle West's debt, as more fully described below.

     2. The financing statutes would allow APS to execute this transaction without Commission approval but for Rule 804, one of the Commission's affiliated interests rules. Those rules state in relevant part:

          R14-2-804. Commission Review of Transactions Between Public Utilities and Affiliates
          B. A utility will not consummate the following transactions without prior approval by the Commission:
          1. Obtain a financial interest in any affiliate not regulated by the Commission, or guarantee, or assume the liabilities of such affiliate;
          2. Lend to any affiliate not regulated by the Commission, with the exception of short-term loans for a period less than 12 months in an amount less than $100,000...
     and

Page 2                                               Docket No. E-01345A-02-0840

          R14-2-806. Waiver from the Provisions of this Article
          A. The Commission may waive compliance with any of the provisions of this Article upon a finding that such waiver is in the public interest.

     3. APS intends to loan Pinnacle West up to an aggregate principle amount of $125,000,000 for a period of up to 364 days ("Backup Line of Credit") or to guarantee Pinnacle West debt up to an aggregate principle amount of $125,000,000 ("Interim Guarantee") for the same period. APS wants to undertake these obligations because Pinnacle West recently lost the ability to renew a $125,000,000 364-day bank facility ("Bank Facility") that was used to support Pinnacle West's commercial paper program. The Bank Facility expires November 29, 2002. The commercial paper program funds Pinnacle West's ongoing operations. Commercial paper programs are normally backed by some form of credit, such as the expiring Bank Facility, and loss of such backup would normally result in loss of an ability to sell commercial paper in the same amount.

     4. Staff confirmed that Pinnacle West is expected to suffer liquidity problems if it was unable to access its full commercial paper program, including the $125,000,000 commercial paper or similar program. Pinnacle West needs the credit facility or a similar cash source to manage its cash flows over the next year. Without access to these or similar sources, Pinnacle West's cash flow will likely become negative relatively soon.

     5. The application states that the Backup Line of Credit or Interim Guarantee is necessary to stabilize the financial condition of Pinnacle West and its affiliates and to avoid rating downgrades. On November 4, 2002, Standard & Poor's Ratings Services ("S&P") lowered APS' corporate credit rating to BBB from BBB+. The downgrade was the result of S&P's consolidating the ratings of APS and Pinnacle West because of a lack of regulatory insulation between the two entities.

     6. APS' application asserts that it will not be required to borrow funds to finance either the Backup Line of Credit or the Interim Guarantee and that neither would result in a loss of APS' overall credit quality or debt rating or in any manner adversely affect APS customers. The application further indicates that APS would avoid further deleterious financial consequences through Pinnacle West if the application was granted and APS was allowed to support its parent through the Backup Line of Credit or the Interim Guarantee.

                                                     Decision No. ______________

Page 3                                               Docket No. E-01345A-02-0840


     7. APS  asserts  that "it is making  this  emergency  request  to address a deteriorating financial situation arising from the Arizona Corporation Commission's ("Commission") dramatic "reversal of course" on divestiture of generation assets by APS and the necessary integration of APS and Pinnacle West Energy Corporation ("PWEC") generation as called for under the 1999 APS Settlement Agreement and the Commission's Electric Competition Rules." Staff, however, established that the exigent circumstances are due to market conditions quite apart from any Arizona action. Those market conditions include a reduction in credit extended to the energy industry generally.

     8. In Staff's assessment, the situation described by APS presents an exigent circumstance, especially when viewed in the context of the energy sector as a whole. Failing to address the liquidity problem at Pinnacle West could cause significant problems for APS. Because of this risk and because of the attendant turmoil currently surrounding the energy industry, prompt action by the Commission is appropriate. The limited size and duration of the request weighed against the potential harm that could accrue to APS indicates that the waiver is in the public interest. Finally, granting this application will preserve the status quo without prejudicing the Commission's ability to evaluate the pending APS financing application. Approval of this waiver application is not intended to prejudge the pending financing application in Docket No. E-10345A-02-0707

     9. Staff further believes that the lack of regulatory insulation between APS and Pinnacle West has the potential to result in APS suffering further deleterious derivative financial consequences, such as rating downgrades, if Pinnacle West suffered liquidity problems. For these reasons, Staff recommends that the Commission examine methods for improving the regulatory insulation between APS and its affiliates in the pending financing application.

     10. Staff recommends that APS be granted a waiver of Rule 804(B)(1) and, to the extent necessary, Rule 804(B)(2) subject to the following four conditions:

     (a) The pricing schedule between Pinnacle West and APS for the Backup Line of Credit shall be the existing pricing schedule on the expiring Bank
     Facility at Level IV status (or Level V if Pinnacle West's ratings fall below either BBB- by S&P or Baa3 by Moody's). Other terms and conditions of the Backup Line of Credit shall be the same as the expiring Bank Facility.

                                                     Decision No. ______________

Page 4                                               Docket No. E-01345A-02-0840


     (b) APS shall acquire a $125,000,000 security interest in certain Pinnacle West Energy Corp. assets.
     (c) All revenues received by APS pursuant to this authority shall be deferred and accounted for in a manner to allow amortization as a credit to customers in the next rate case.
     (d) The Commission shall examine methods for improving the regulatory insulation between APS and its affiliates in the pending financing application.

     These conditions are designed to ensure that APS' ratepayers will be adequately protected from any potential risk associated with this transaction.

                               CONCLUSIONS OF LAW

     1. Arizona Public Service Co. is an Arizona public service corporation within the meaning of Article XV, Section 2 of the Arizona Constitution.

     2. The Commission has jurisdiction over Arizona Public Service Co., and over the subject matter of the application.

     3. The Commission having reviewed the application and Staff's memorandum dated November 14, 2002, concludes that it is in the public interest to approve a waiver to A.A.C. R14-2804(B)(1) and (2) under the terms and conditions described above, including conditions (a) through (d) articulated in Finding of Fact 10.
                                      ORDER

     IT IS THEREFORE ORDERED that Arizona Public Service Corp. be approved a waiver to A.A.C. R14-2-804(B)(1) and (2) under the terms and conditions described above, including conditions (a) through (d) articulated in Finding of Fact 10.

     IT  IS  FURTHER   ORDERED  that  this  Decision   shall  become   effective
immediately.

     BY ORDER OF THE ARIZONA CORPORATION COMMISSION


________________________________________________________________________________
CHAIRMAN                      COMMISSIONER                 COMMISSIONER

                                        IN WITNESS WHEREOF,  I, BRIAN C. McNEIL,
                                        Executive   Secretary   of  the  Arizona
                                        Corporation Commission, have hereunto, set my hand and caused the official seal of this Commission to be affixed at the Capitol, in the City of Phoenix, this day of , 2002.

                                                     Decision No. ______________

Page 5                                               Docket No. E-01345A-02-0840


                                        ________________________________________
                                        BRIAN C. McNEIL
                                        Executive Secretary






DISSENT: ______________________

EGJ:JST

                                                     Decision No. ______________

Page 6                                               Docket No. E-01345A-02-0840


SERVICE LIST FOR: Arizona Public Service Co.
DOCKET NO. E-01345A-02-0840

Thomas L. Mumaw
PINNACLE WEST CAPITAL CORP
LAW DEPARTMENT
P.O. Box 53999, MS 8695
Phoenix, Arizona 85004-3999

Mr. Ernest G. Johnson, Esq.
Director, Utilities Division
Arizona Corporation Commission
1200 West Washington Street
Phoenix, Arizona 85007

Mr. Christopher C. Kempley, Esq.
Chief, Legal Division
Arizona Corporation Commission
1200 West Washington Street
Phoenix, Arizona 85007

                                                     Decision No. ______________